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                               SECURITY AGREEMENT

     THIS AGREEMENT made and entered into this 31 day of January, A.D. 1996, by and between:

     GENE OLDFORD, KEVIN REDDING, CHRIS
     FRAMPTON, JAN WOJCIECHOWSKI, PAT
     PATTERSON AND JIM LAMB

                         (hereinafter "Secured Parties")

     and

     CASS RIVER COATINGS, INC.,
     a Michigan Corporation

                           (hereinafter "Borrower")

     IN CONSIDERATION of those certain Consulting Agreements of even date herewith entered into by Secured Parties and Borrower (hereinafter "Obligation"), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. GRANT OF SECURITY INTEREST: Borrower hereby grants to Secured Parties, jointly and severally, a continuing security interest in the Collateral described in Paragraph No. 2 hereinafter to secure the Obligations, including all renewals and extensions thereof from Secured Parties to Borrower, plus all interest, costs, expenses and reasonable attorney fees, which may be made or incurred by Secured Parties in the disbursement, administration and collection of said Obligations, and in the protection, maintenance and liquidation of the Collateral. All statements of account rendered by Secured Parties to Borrower relating to Borrower's Liabilities, including all statements of principal, interest, expenses and costs owing by Borrower to Secured Parties, shall be presumed correct and accurate and constitute an account stated between Borrower and Secured Parties unless within thirty (30) days after mailing thereof to Borrower by registered or certified mail addressed to Borrower at its principal place of business. Borrower shall deliver to Secured Parties by registered or certified mail addressed to Secured Parties at its principal place of business, written objection thereto specifying the error or errors, if any, contained in any such statement. This Agreement shall be and become effective when, and continue in effect as long as any Obligations of Borrower to Secured Parties are outstanding and unpaid. Borrower will not, outside of the ordinary course of business, sell, assign, transfer, pledge, alienate, or otherwise dispose of or encumber any Collateral to any third party while this Agreement is in effect without the written consent of Secured Parties, except that Borrower may pledge such assets to the financial institution financing Borrower's purchase and Borrower' operation and Secured Parties' interest shall be subordinate to such pledge.


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     2. COLLATERAL: The Collateral covered by this Agreement is all the
Borrower's property described below, where an "x" or check mark has been placed on the line applicable thereto, which it now owns or shall hereafter acquire or create, immediately upon the acquisition or creation thereof, and includes, but is not limited to, any items listed on any schedule or list attached hereto.

__ A. ACCOUNTS: Accounts, Documents, Chattel Paper, Instruments, Contract Rights, General Intangibles, Choses in Action, including any right to any refund of any taxes heretofore or hereafter paid to any governmental authority (all of which are hereinafter individually and collectively referred to as "Accounts"), regardless of whether any such Accounts are acceptable or unacceptable to Secured Parties or whether any such Accounts have been scheduled to Secured Parties on any schedule or list attached hereto or otherwise given to Secured Parties.

__ B. INVENTORY: All Inventory, goods, tangible property, stock in trade, wares and merchandise used in or sold in the ordinary course of business, including Goods whose sale, lease or other disposition by Borrower has given rise to any Accounts, and which Goods have been returned to, or repossessed by or stopped in transit by Borrower.

X__ C. EQUIPMENT: All Equipment, including all machinery, furniture, furnishings and vehicles, and all substitutions, improvements and replacements thereof and additions thereto, by way of example, but not limited to the Attached Exhibit "A".

X__ D. FIXTURES: All Fixtures, whether now or to be hereafter attached, to the following described real property: See Attached Exhibit "A" ______.

__ E. CROPS: All Crops, grown, growing, or to be grown and located on the following described real property: See Attached Exhibit

__ F. SPECIFIC: Assignment rights in any State of Michigan Liquor Control Commission license pursuant to the terms of a Reassignment or Assignment Agreement attached hereto and made a part hereof, subject to the consent and approval of the State of Michigan Liquor Control Commission.

     3. BORROWER'S WARRANTIES: Except as allowed under paragraph 1 hereof, financing statement has been filed with respect to the Collateral; except as allowed under paragraph 1 hereof, Borrower is absolute owner of the Collateral, and it is not encumbered other than by this security interest (and the same will be true of Collateral acquired hereafter when acquired); all account borrowers and obligors, whose obligations are part of the Collateral, are to the extent permitted by law prevented from asserting against Secured Parties any claims or defenses they have against Borrower.


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     4. PERFECTION OF SECURITY INTEREST: Borrower shall execute and deliver to
Secured Parties, concurrently with Borrower's execution of this Agreement and at any time hereafter at the request of Secured Parties, and pay the cost of the filing and recording same in all public offices deemed necessary by Secured Parties, all financing statements, continuation financing statements, assignments, certificates of title, applications for vehicle titles, affidavits, reports, notices, letters of authority and all other documents that Secured Parties may reasonably request, in form satisfactory to Secured Parties, to perfect and maintain Secured Parties' security interests in the Collateral in order to fully consummate all of the transactions contemplated hereunder. Borrower shall make appropriate entries on its books and records disclosing Secured Parties' security interests in the Collateral.

     5. AGREEMENTS OF BORROWER:

     A. Borrower will take adequate care of the Collateral; insure the Collateral for such hazards and in such amounts as Secured Parties direct, policies to be satisfactory to Secured Parties; pay all costs necessary to obtain, preserve, and enforce this security interest, collect the Obligation, and preserve the Collateral, including, but not limited to, taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses, rent, storage costs, and expenses of sale; furnish Secured Parties with any information on the Collateral requested by Secured Parties; allow Secured Parties to inspect the Collateral and inspect and copy all records relating to the Collateral and the Obligation; sign any papers furnished by Secured Parties which are necessary to obtain and maintain this security interest; assist Secured Parties in complying with the Federal Assignment of Claims Act, where necessary to enable Secured Parties to become an assignee under that Act; take necessary steps to preserve the liability of account borrowers, obligators, and secondary parties whose obligations are part of the Collateral; notify Secured Parties of any material change occurring in or to the Collateral, or in material fact or circumstance warranted or represented by Borrower in this Agreement or furnished to Secured Parties, or if any event of default occurs.

     B. Outside of the ordinary course of business, Borrower will not, without Secured Parties' consent, remove the Collateral from the locations specified herein; allow the Collateral to become an accession to other goods; sell, lease, otherwise transfer the Collateral.

     6. DEFAULT:

     A. Any of the following is an event of default: failure of Borrower to pay the Obligation in accordance with its terms, or to perform any act or duty required by this Agreement; falsity of any warranty or representation in this Agreement when made; substantial change in any fact warranted or represented in this Agreement; involvement of Borrower in bankruptcy or insolvency proceedings; death, dissolution, or other termination of Borrower's existence; substantial loss, theft, destruction, sale, reduction in value, encumbrance of, damage to, or



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change in the Collateral; filing any financing statement with regard to the

Collateral, other than relating to this security interest, except as permitted in paragraph 1 hereof.

     B. When an event of default occurs, Secured Parties shall provide Borrower written notice thereof by certified or registered mail and Borrower shall have ten (10) days from date of notice to cure said default. Should Borrower not cure said default within the allotted time then the entire Obligation becomes immediately due and payable at Secured Parties' option without further notice to Borrower, and Secured Parties may proceed to enforce payment of same and exercise any and all of the rights and remedies available to a secured party under the Uniform Commercial Code as well as all other rights and remedies. When Borrower is in default, Borrower, upon demand by Secured Parties, shall assemble the Collateral and make it available to Secured Parties at a place reasonably convenient to both parties. Borrower is entitled to any surplus and shall be liable to Secured Parties for any deficiency, arising from accounts, contract rights, or chattel paper included in the Collateral through sale thereof to Secured Parties.

     C. Borrower agrees that the Secured Parties shall in the event of any default have the right to peacefully retake any of the goods Borrower waives any right it may have in such instance, to a judicial hearing prior to such retaking.

     7. GENERAL: Time shall be deemed of the very essence of this Agreement. Except as otherwise defined in this Agreement, all terms in this Agreement shall have the meanings provided by the Michigan Uniform Commercial Code and Secured Parties shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as Borrower requests in writing, but failure of the Secured Parties to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and failure of the Secured Parties to preserve or protect any rights with respect to such Collateral against any prior parties or to do any act with respect to the preservation of such Collateral not so requested by Borrower shall not be deemed a failure to exercise reasonable care in the custody and preservation of such Collateral. Any delay on the part of the Secured Parties in exercising any power, privilege, or right hereunder, or under any other instrument executed by Borrower to Secured Parties in connection herewith shall not operate as a waiver thereof, and no single or partial exercise thereof, or the exercise of any other power, privilege, or right shall preclude other or further exercise thereof, or the exercise of any other power, privilege, or right. The waiver by Secured Parties of any default by Borrower shall not constitute a waiver of any subsequent defaults, but shall be restricted to the default so waived. If any part of this Agreement shall be contrary to any law which Secured Parties might seek to apply or enforce, or should otherwise be defective, the other provisions of this Agreement shall not be affected thereby, but shall continue in full force and effect. All rights, remedies and powers of Secured Parties hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies and powers given hereunder of in or by any other instruments or by the Michigan Uniform Commercial Code, or any other laws now existing or hereafter enacted.


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     8. This Agreement has been delivered in Michigan, and shall be construed in accordance with the laws of the State of Michigan. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     9. The rights and privileges of the Secured Parties hereunder shall inure to the benefit of its successor and assigns and this Agreement shall be binding on all heirs, executors, administrators, assigns, and successors of Borrower.

 Witness:                                       Cass River Coating, Inc.

/s/Illegible                                    /s/ MARK A. DAVIS
----------------------                          --------------------------------

                                                By:
                                                "Borrower"


/s/JANET WOJCIECHOWSKI
----------------------